November 27, 2002

To the Shareholders of Millennium

Growth Fund and Millennium Growth

and Income Fund:

Dear Investor:

We regret to inform you that Robert Dowlett, the founder, Chairman and Portfolio Manager of Millennium Growth Fund and Millennium Growth and Income Fund, died on November 24, 2002 as a result of a plane crash.

Until further notice, both of the Funds will be closed to further investments by new or existing shareholders.

The Board of Directors is examining several possible options relating to the future of the Millennium Funds.  These options include contracting with a new investment adviser, merging with another mutual fund complex or liquidating the Funds and returning the proceeds to investors.  We will write to you again when we have completed this study.

In the meantime, both of the Funds are presently in a “defensive” position, with each Fund holding over 98% of its assets in cash or cash equivalents.  The Board will continue to monitor this situation.

These events do not affect your right to redeem your shares in accordance with the procedures described in the Prospectus.  However, there may be tax reasons for you to stay invested in the Fund pending a possible merger with another mutual fund complex.  Please consult your own tax advisor regarding possible tax consequences.

Thank you for your consideration and support.

Ian Hopper, Director

Mark Mortarotti, Director

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